Hartford MidCap Value HLS Fund

Summary Prospectus

Hartford HLS Funds

May 1, 2013

Class	Ticker

IA	HMVIX

IB	HBMVX

As of August 16, 2004, except for shares representing reinvested capital gains distributions and income dividends, the Fund no longer offers or sells Class IA shares or Class IB shares to qualified retirement plans (“Plans”) or to separate accounts of insurance companies (“Separate Accounts”), except as follows: (1) to Separate Accounts through which group variable annuity contracts or funding agreements are issued to certain Plans and certain state or municipal employee benefit plans in connection with such contracts issued before that date that offer the Fund as an investment option, (2) to Separate Accounts through which group variable annuity contracts or funding agreements are issued to certain Plans and certain state or municipal employee benefit plans that are affiliated or associated to those plans referenced in (1) and offered the Fund as an investment option, (3) to Separate Accounts through which individual variable annuity contracts are issued in connection with such contracts issued before August 16, 2004 that offer the Fund as an investment option, solely to facilitate certain systematic investment programs in which owners of variable annuity contracts enrolled prior to that date, (4) directly to certain Plans and certain state or municipal employee benefit plans that offer the Fund as an investment option, (5) to Separate Accounts through which individual variable life insurance contracts are issued in connection with such contracts issued before August 16, 2004 that offer the Fund as an investment option and (6) to shareholders of Hartford SmallCap Value HLS Fund who became shareholders of the Fund as a result of a merger on July 30, 2010 and to Plans or Separate Accounts that offered the Hartford SmallCap Value HLS Fund as an investment option at the time of the merger.

Class IB shares are subject to distribution fees under a distribution plan. The Fund continues to pay 12b-1 fees pursuant to its Distribution Plan. These fees are paid for ongoing shareholder services in connection with past sales.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.hartfordfunds.com/hlsprospectus. You can also get this information at no cost by calling (800)862-6668 or by sending an e-mail request to prospectus@hlsfunds.com. The Fund’s prospectus dated May 1, 2013 and statement of additional information dated May 1, 2013 along with the financial statements included in the Fund’s most recent annual report dated December 31, 2012 are incorporated into this summary prospectus by reference. The Fund’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective:  The Fund seeks long-term capital appreciation.

YOUR EXPENSES.  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Please note that fees and expenses in this table and the examples below do not include fees and expenses that will be applied at the variable annuity or variable life insurance contract level or by a qualified employee benefit plan and would be higher if such fees and expenses were included.  You should review your variable contract prospectus (or other disclosure document) or plan documents for more information on those fees and expenses.

Shareholder Fees

(fees paid directly from your investment)

Share Classes
	IA	IB
Maximum sales charge (load) as a percentage of offering price	Not applicable	Not applicable
Maximum deferred sales charge (load)	Not applicable	Not applicable
Exchange fees	None	None

Annual Fund Operating Expenses

(expenses that are deducted from the fund’s assets)

	IA	IB
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.85%	1.10%

EXAMPLE.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•                  Your investment has a 5% return each year

•                  The Fund’s operating expenses remain the same

•                  You reinvest all dividends and distributions.

Your actual costs may be higher or lower.  Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	Year 1	Year 3	Year 5	Year 10
IA	$87	$271	$471	$1,049
IB	$112	$350	$606	$1,340

PORTFOLIO TURNOVER.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual Fund operating expenses or in the examples, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY.  Under normal circumstances, the Fund seeks to achieve its goal by investing at least 80% of its assets in mid-capitalization companies, focusing on securities that the sub-adviser, Wellington Management Company, LLP (“Wellington Management”), believes are undervalued in the marketplace.  The Fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices.  As of December 31, 2012, this range was approximately $300 million to $17 billion.  The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities.

The Fund’s investment strategy employs a contrarian approach to stock selection.  The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities.

MAIN RISKS.  The primary risks of investing in the Fund are described below.  When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  As with any fund, there is no guarantee that the Fund will achieve its goal.  For more information regarding risks and investment matters please see “Additional Information Regarding Risks and Investment Strategies” in the Fund’s prospectus.

Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Mid-Cap Stock Risk — Mid capitalization stocks may be more risky than stocks of larger companies.  These companies may be young and have limited operating or business history.  Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Value Orientation Risk - Using a value orientation to select investments involves special risks, particularly if it is used as part of a “contrarian” approach to evaluating issuers.  Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.  Also, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other equity funds that use different investing styles.

Investment Strategy Risk - The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money.  There is no guarantee that the Fund’s investment objective will be achieved.

Foreign Investments Risk — Investments in foreign securities may be riskier than investments in U.S. securities.  Differences between the U.S. and foreign regulatory regimes and securities markets, including the less stringent investor protection and disclosure standards of some foreign markets, as well as political and economic developments in foreign countries and regions, may affect the value of the Fund’s investments in foreign securities.  Changes in currency exchange rates may also adversely affect the Fund’s foreign investments.

The Fund is subject to certain other risks, which are described in the Fund’s prospectus.

PAST PERFORMANCE.

The performance information below indicates the risks of investing in the Fund.  Keep in mind that past performance does not indicate future results.  Updated performance information is available at www.hartfordfunds.com. The returns:

•                  Assume reinvestment of all dividends and distributions

•                  Would be lower if the Fund’s operating expenses had not been limited.

•                  Would be lower if the effect of sales charges or other fees that may be applied at the contract or plan level were included.

The bar chart:

•                  Shows how the Fund’s total return has varied from year to year

•                  Shows the returns of the Fund’s Class IA shares.  Because all of the Fund’s shares are invested in the same portfolio of securities, returns for the Fund’s Class IB shares differ only to the extent that the classes do not have the same expenses.

Total returns by calendar year

Highest/Lowest quarterly results during the periods shown in the bar chart were:

Highest  22.58% (2nd quarter, 2009)   Lowest  -21.97% (3rd quarter, 2011)

AVERAGE ANNUAL TOTAL RETURNS.  The table below shows returns for the Fund over time compared to those of two broad-based market indices.  For more information regarding returns see the “Performance Notes” section in the Fund’s prospectus.

Average annual total returns for periods ending 12/31/12

Share Classes	1 Year	5 Years	10 Years
Class IA	24.95%	4.19%	10.48%
Class IB	24.64%	3.93%	10.21%
Russell 2500 Value Index
(reflects no deduction for fees, expenses or taxes)	19.21%	4.54%	10.20%
Russell MidCap Value Index
(reflects no deduction for fees, expenses or taxes)	16.07%	3.36%	10.40%

MANAGEMENT.  The Fund’s investment manager is Hartford Funds Management Company, LLC.  The Fund’s sub-adviser is Wellington Management.

Portfolio Manager	Title	Involved with Fund Since

James N. Mordy	Senior Vice President and Equity Portfolio Manager	2001

PURCHASE AND SALE OF FUND SHARES.  The Fund sells its shares at net asset value directly to variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”), and to certain qualified employee benefit plans.  You may invest indirectly in the Fund through your purchase of a variable annuity or variable life insurance contract issued by a separate account or directly through a qualified employee benefit plan.  Any minimum or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest.

TAX INFORMATION.  Under current law, qualified employee benefit plan participants and owners of variable annuity and variable life insurance contracts that have invested in the Fund are not subject to federal income tax on Fund earnings and distributions or on gains realized upon the sale or redemption of Fund shares until such amounts are withdrawn from the employee benefit plan or variable contract. For information concerning the federal tax consequences to the purchasers of a variable annuity or variable life insurance contract, see the prospectus or other disclosure document for such variable contract.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES.  The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts and qualified employee benefit plans.  The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services.  These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract.  Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment.  Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information.  The disclosure document for your variable contract may contain additional information about these payments.

HLSSUM-MCV13 May 1, 2013